UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

Neurologix, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13347	06-1582875
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 592-6451

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Neurologix, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) dated August 31, 2009 with Dr. Matthew During.  The Letter Agreement amends a Consulting Agreement dated October 1, 1999, as amended (the “Consulting Agreement”), by and between the Company and Dr. During.  The Letter Agreement extends the term of the Consulting Agreement from September 30, 2009 to September 30, 2010.  Dr. During is a co-founder of the Company and a member of its Scientific Advisory Board.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

10.1           Letter Agreement dated August 31, 2009 between Neurologix, Inc. and Dr. Matthew During.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

NEUROLOGIX, INC.

Date: August 31, 2009	By:	/s/ Marc L. Panoff

	Name:	Marc L. Panoff
	Title:	Chief Financial Officer, Secretary and Treasurer